U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 5, 2004

                            COMMISSION FILE NUMBER:

                          CELTRON INTERNATIONAL, INC.

             (Exact name of registrant as specified in its charter)


                Nevada                                       91-1903590
---------------------------------------              -----------------------
(State or jurisdiction of incorporation             (I.R.S. Employer I.D. No.)
 or organization


       563 Old Pretoria Road
       Midrand, South Africa                                 S9 1658
---------------------------------------                    -----------
(Address of principal executive offices)                    (Zip Code)


                  Registrant's telephone number: 2783-785-4584

                                 Not applicable
            --------------------------------------------------------
          Former name or former address, if changed since last report)


Item 1.    Changes in Control of Registrant

                  Not applicable

Item 2.    Acquisition or Disposition of Assets

                  Not Applicable

Item 3.    Bankruptcy or Receivership

                  Not Applicable

Item 4.    Changes in Registrant's Certifying Accountant

The registrant has obtained a new independent accountant due to its former independent accountant(s resignation. The new independent accountant is:
Cordovano and Honeck, P.C., 201 Steele Street, Suite 300, Denver, Colorado 80206; (303) 329-0220. The appointment of the new accountant was recommended by the Company's audit committee. Discussions were held with the new accountant prior to its appointment to assure the Company that the accountant would comply with all applicable audit procedures. The independent accountant's report on the financial statements for the Registrant over the past two years has not contained an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except for the fact that the accountant, in his report for the past two fiscal years has included an opinion that, due to the Registrant's lack of revenue producing assets and history of losses, there is doubt about the Registrant's ability to continue as a going concern.

During the two most recent fiscal years and the interim period preceding the resignation, there have been no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreements in connection with the reports.

On March 5, 2004, the Registrant received a letter from its former independent accountant, stating agreement with the statements made by the Registrant with respect to his resignation. The letter is filed as an exhibit to this amended report.


Item 5.  Other Events

                  Not Applicable

Item 6.  Resignations of Registrant's Directors

                  Not applicable


Item 7.  Financial Statements and Exhibits

        (a)  Financial Statements of Business Acquired.

                  Not applicable

        (b)  Pro forma Financial Information.

                  Not applicable

        (c)  Exhibits.

                  Not applicable


Item 8.  Change in Fiscal Year

                  Not applicable

Item 9.  Regulation FD Disclosure
                                                                          1
                  Not applicable

Item 10. Amendments to the Registrant(s Code of Ethics, or Waiver of a Provision of the Code of Ethics

                  Not applicable

Item 11.  Temporary Suspensions of Trading Under Registrant(s Employee Benefit
                  Plans

                  Not applicable

Item 12.  Results of Operations and Financial Condition

                  Not applicable

     There are attached hereto the following exhibits:

               Not applicable



                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 9, 2004

Celtron International, Inc:

 By:   Allen Harrington
       ---------------------------
       Allen Harrington, President


In connection with the current report of Celtron International, Inc. on Form 8K for the period , as filed with the Securities and Exchange Commission on the date hereof, the undersigned certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the report fairly presents, in all material respects, the financial condition and results of the Company.

                                                                          2

Dated: March 9, 2004             By: Allen Harrington
                                     --------------------------
                                     Allen Harrington,
                                      Chief Executive Officer


Dated: March 9, 2004             By:   Amanda Harrington,
                                       ------------------------
                                       Amanda Harrington,
                                       Chief Financial Officer



Exhibit 1. Letter from Rogelio Castro, CPA to Securities and Exchange
 Commission


                                  Roger Castro
                              463 West 5th Street
                                Oxnard, CA 93030


                                  March 5, 2004


United States Securities and
Exchange Commission
Washington, D.C. 20549

     Re: Nutra Pharma Corp.
         SEC File No. 000-32141


The undersigned is the former independent accountant for Celtron International, Inc. I have reviewed the Registrant(s) Current Report on Form 8K filed on December 17, 2003, and agree with the statements made by the Registrant with respect to my resignation as principal accountant.


Rogelio Castro, CPA
-------------------
Rogelio Castro, CPA






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